Exhibit 10.8

First Amendment LSU—Anterios Agreement

First Amendment

This amendment is entered into between the Board of Supervisors of Louisiana State University and Agricultural and Mechanical College, a public constitutional corporation, organized and existing under the laws of the State of Louisiana (“LSU”) and Anterios, Inc. a Delaware corporation, with offices located at 142 West 57th Street, Suite 4A, New York, New York 10019 (“LICENSEE”), and is made as of February 15, 2011.

Background

Anterios, Inc. (“Company”), and LSU (“University”) are parties to an exclusive license agreement designated LSU FILE 4-01-09 that was effective June 12, 2008 (“License Agreement”).

Company and University desire to amend the License Agreement for the purpose of extending certain terms of the diligence period of the license granted by the University to Company.

The Company and University agree as follows:

1.              Section 5.3.2 of Article 5 “Diligence” is replaced in its entirety with the following:

The first dosing of a patient with a LICENSED PRODUCT or LICENSED PROCESS in an FDA-approved Phase III clinical trial for the treatment of acne with botulinum toxin, by the [*] anniversary of the Effective Date;

2.              Section 5.3.3 of Article 5 “Diligence” is replaced in its entirety with the following:

The FIRST COMMERCIAL SALE of a LICENSED PRODUCT or LICENSED PROCESS, by the [*] anniversary of the Effective Date.

3.              The parties each agree that the other is in full compliance with the terms and conditions of the License Agreement as of the date of their respective execution of this Amendment.

[The remainder of the page is left intentionally blank.]

Other than the changes above, the terms and conditions of the Agreement remain unchanged and in full force and effect.

Accepted and Agreed:

ANTERIOS, INC.

By:	/s/ Jon Edelson
Name: Jon Edelson, MD
Title: CEO
Date:

BOARD OF SUPERVISORS OF LOUISIANA STATE UNIVERSITY AND AGRICULTURAL AND MECHANICAL COLLEGE

By:	/s/ John Lombardi
Name: Jon Lombardi, PhD
Title: President
Date:

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